UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2024

Landos Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39971	81-5085535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 11239 Blacksburg, Virginia	24062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 218-2232

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LABP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 24, 2024, Landos Biopharma, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Bespin Subsidiary, LLC, a Delaware corporation and a wholly owned Subsidiary of Guarantor (“Parent”), Bespin Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and solely for the limited purposes set forth therein, AbbVie Inc. (“AbbVie” or “Guarantor”) providing for, among other things, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Capitalized terms used herein and not otherwise defined herein have the meanings set forth in the Merger Agreement.

At the effective time of the Merger (the “Effective Time”):

(i)

each share of common stock of the Company, par value $0.01 per share (each, a “Share”), outstanding immediately prior to the Effective Time, but excluding Cancelled Shares and Dissenting Shares, will be converted automatically into the right to receive (A) $20.42 in cash (the “Closing Amount”), plus (B) one contractual contingent value right (each, a “CVR”) representing the right to receive a contingent payment of $11.14 in cash upon the achievement of a specified milestone as set forth in, and subject to the terms and conditions of, a Contingent Value Right Agreement substantially in the form attached as Exhibit D to the Merger Agreement (the “CVR Agreement”) and as further described below under the heading “—CVR Agreement,” in each case, without interest and subject to any applicable withholding taxes;

(ii)

each option to purchase Shares (each, a “Company Option”) outstanding immediately prior to the Effective Time, whether vested or unvested, having an exercise price per Share that is less than or equal to the Closing Amount will be cancelled and converted into the right to receive (A) cash in an amount equal to the product of (x) the total number of Shares subject to such Company Option immediately prior to the Effective Time multiplied by (y) the excess of (I) the Closing Amount over (II) the exercise price payable per Share under such Company Option and (B) one CVR for each Share subject to such Company Option, in each case, without interest and subject to any applicable withholding taxes; any Company Option outstanding immediately prior to the Effective Time, whether vested or unvested, having an exercise price per Share that is greater than the Closing Amount will be cancelled for no consideration and have no further force or effect;

(iii)

each outstanding restricted stock unit award of the Company (each, a “Company RSU”) outstanding immediately prior to the Effective Time will fully vest, be cancelled, and convert into the right to receive (A) a lump sum payment of cash in an amount equal to the product of (x) the Closing Amount multiplied by (y) the number of Shares subject to such Company RSU and (B) one CVR for each Share subject to such Company RSU, in each case, without interest and subject to any applicable withholding taxes; and

(iv)

each warrant exercisable for Shares (each, a “Company Warrant”) outstanding immediately prior to the Effective Time will be deemed to have been exercised in full through a “cashless exercise” and will be converted automatically into the right to receive (a) an amount in cash equal to (x) the Closing Amount multiplied by (x) the total number of Shares issuable upon the exercise of such underlying Company Warrant and (b) one CVR for each Share issuable upon the exercise of such underlying Company Warrant.

The transaction is not subject to a financing condition. In addition, Guarantor has provided a limited guarantee, pursuant to which Guarantor has agreed to guarantee Parent’s payments and obligations under the Merger Agreement and the CVR Agreement.

The consummation of the Merger is subject to certain customary conditions, including: (i) receipt of approval of the Merger and adoption of the Merger Agreement by the Company’s stockholders; (ii) receipt of required regulatory approvals or clearances, if any, with respect to certain antitrust laws (including filings with the U.K. Competition and Markets Authority or the European Commission or the expiration or termination of the applicable waiting period (and any extension thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, in each case, if reasonably determined to be applicable to the Merger) and (iii) the absence of any law or order prohibiting or making illegal the consummation of the Merger.

The Company has made customary representations, warranties and covenants in the Merger Agreement, including certain covenants regarding the operation of the business of the Company and its subsidiaries prior to the Effective Time. The Company will be subject to customary “no-shop” restrictions, subject to a “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to an alternative acquisition proposal if the board of the Company determines in good faith, after consultation with its outside legal and financial advisors, that such alternative acquisition proposal constitutes or would reasonably be expected to constitute or lead to a Superior Proposal, and that the failure to take such actions would be inconsistent with the fiduciary duties of the Company’s directors under applicable law.

The Merger Agreement includes a remedy of specific performance for the parties thereto. The Merger Agreement also contains certain termination rights for each of the Company and Parent and provides that, upon the termination of the Merger Agreement under certain specified circumstances, including (i) termination by the Company to accept, and enter into a definitive agreement with respect to, a Superior Proposal or (ii) termination by Parent due to a Change in Recommendation, the Company will be required to pay a termination fee of $7,000,000. The termination fee will also be payable if (1) the Merger Agreement is terminated under certain circumstances and (2) a proposal (or intention to make a proposal) to acquire more than 50% of the Company’s stock or assets is publicly made or announced (and not subsequently withdrawn) and (3) the Company enters into a definitive agreement for, or completes, any transaction involving the acquisition of more than 50% of its stock or assets within twelve months of such termination.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms, and neither the Merger Agreement nor this summary should be relied upon as disclosures about the Company, Parent, Guarantor or Merger Sub. The Merger Agreement is not intended to provide any other factual information about the Company, Guarantor, Parent or Merger Sub, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Merger or the other transactions contemplated therein. None of the Company’s stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company, Parent, Guarantor, Merger Sub or any of their respective subsidiaries or affiliates. The representations and warranties by each of Parent, Guarantor, Merger Sub and the Company that are contained in the Merger Agreement are the product of negotiations among such parties and are made by such parties to, and solely for the benefit of, each other as of specified dates. These representations and warranties (i) should not be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may be qualified in important part by confidential disclosure schedules delivered by the Company to Parent, Guarantor and Merger Sub in connection with the Merger Agreement and (iii) may apply contractual standards of “materiality” that are different from “materiality” under applicable securities laws.

Contingent Value Rights Agreement

At or prior to the Effective Time, Parent, Guarantor and a rights agent will enter into a CVR Agreement governing the terms of the CVRs. The CVRs are contractual rights only and are not transferable except under certain limited circumstances, will not be evidenced by a certificate or other instrument, and will not be registered with the SEC or listed for trading. The CVRs will not have any voting or dividend rights and will not represent any equity or ownership interest in Parent or Guarantor, any constituent corporation party to the Merger Agreement or any of their respective affiliates or subsidiaries.

Each CVR represents a non-tradeable contractual contingent right to receive $11.14 in cash, without interest (the “Milestone Payment”), upon the initiation of the first Phase 3 clinical trial for a pharmaceutical product containing or comprising NX-13 and derivatives thereof, or any other molecule, compound or agent directed to a NLRX1 pathway ligand compound controlled by the Company, for the treatment of ulcerative colitis (the “Milestone”), prior to March 31, 2029 (the “Milestone Achievement Date”).

There can be no assurance that the Milestone will be achieved prior to the Milestone Achievement Date or that Parent or Guarantor will be required to make the Milestone Payment to holders of CVRs.

The foregoing description does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the CVR Agreement, a copy of which is included as Exhibit D to the Merger Agreement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Voting Agreement

Concurrently with the execution and delivery of the Merger Agreement, Parent and the Company entered into a Voting Agreement with certain stockholders of the Company (the “Voting Agreement”), whereby such stockholders have agreed to vote their aggregate Shares in favor of the adoption of the Merger Agreement and approval of the Merger at the Company Stockholders’ Meeting. As of March 22, 2024, the stockholders that are party to the Voting Agreement beneficially owned an aggregate of approximately 57.6% of the outstanding shares of common stock of the Company. The Voting Agreement will terminate upon termination of the Merger Agreement and certain other specified events.

The foregoing description does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Voting Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Press Release

On March 25, 2024, the Company and Parent issued a joint press release announcing entry into the Merger Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 and the accompanying Exhibit 99.1 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission (the “SEC”) made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of March 24, 2024, by and among Landos Biopharma, Inc., AbbVie Inc., Bespin Subsidiary, LLC and Bespin Merger Sub, Inc.

10.1*	Voting Agreement, dated as of March 24, 2024, by and among Landos Biopharma, Inc., Xontogeny, LLC and Perceptive Advisors LLC.

99.1	Joint Press Release issued by Landos Biopharma, Inc. and AbbVie Inc. on March 25, 2024.

104	Cover page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

No Offer or Solicitation

This report is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Cautionary Statement Regarding Forward-Looking Statements

This report and any documents referred to in this report contain certain forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “project” and similar expressions and uses of future or conditional verbs, generally identify forward-looking statements. AbbVie and the Company caution that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the satisfaction (or waiver) of the conditions to the consummation of the proposed transaction, including with respect to the adoption of the Merger Agreement by the stockholders of the Company and required regulatory approvals, (iii) potential delays in consummating the proposed transaction, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally, (vi) risks that the proposed transaction disrupts current plans and operations of the parties and potential difficulties in the Company’s employee retention as a result of the proposed transaction, (vii) risks related to diverting management’s attention from the Company’s ongoing business operations, (viii) the outcome of any legal proceedings that may be instituted against the parties or their respective directors or officers related to the proposed transaction, (ix) challenges to intellectual property, (x) competition from other products, (xi) difficulties inherent in the research and development process, (xii) adverse litigation or government action, and (xiii) changes to laws and regulations applicable to the industries of the parties. Additional information about the economic, competitive, governmental, technological and other factors that may affect AbbVie’s and the Company’s operations is set forth in Item 1A, “Risk Factors,” of AbbVie’s 2023 Annual Report on Form 10-K which has been filed with the SEC, as updated by its subsequent Quarterly Reports on Form 10-Q and Item 1A, “Risk Factors,” of the Company’s 2023 Annual Report on Form 10-K, which has been filed with the SEC, as updated by its subsequent Quarterly Reports on Form 10-Q. Such filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and neither AbbVie nor the Company undertakes any obligation, and each specifically declines, to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will be filing relevant documents with the SEC, including preliminary and definitive proxy statements on Schedule 14A relating to the proposed transaction. The definitive proxy statement will be sent to the Company’s stockholders in connection with the proposed transaction. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s special stockholder meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. Investors and security holders will be able to obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on the Company’s website at https://ir.landosbiopharma.com, or by contacting the Company at info@landosbiopharma.com.

.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees and other persons may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed acquisition. Information regarding the interests of the Company’s directors and executive officers and their ownership of the Company’s stock is set forth in the Company’s proxy statement on Schedule 14A for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 19, 2023.

Additional information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed acquisition and any direct or indirect interests they may have in the proposed acquisition will be set forth in the Company’s definitive proxy statement for its special stockholder meeting when it is filed with the SEC. To the extent that the Company’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the “as of” date indicated in the 2023 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedule 13D filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Landos Biopharma, Inc.

Date: March 25, 2024	By:	/s/ Gregory Oakes
Gregory Oakes
President and Chief Executive Officer